Exhibit 13.1

CERTIFICATION BY THE PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bilibili Inc. (the “Company”) on Form 20-F for the year ended December 31, 2018 as filed with the Securities and Exchange Commission on March 29, 2019, as amended by Amendment No. 1 thereto (the “Report”), I, Rui Chen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 12, 2019

By:	/s/ Rui Chen
Name:	Rui Chen
Title:	Chief Executive Officer